                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                            5200 E. LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807

                                                                  April 23, 2001

Dear Shareholders:

     You are cordially invited to attend the 2001 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 30, 2001, at the principal executive offices of the Company located at 5200 E. La Palma Avenue, Anaheim, California 92807, beginning at 9:00 a.m., local time.

     At this meeting, you are being asked to elect five directors and approve an amendment to the Company's 1999 Stock Award Plan. Greg H. Weaver, Julius Jensen III, Pearson C. Cummin III, Peter L. Harris and Sally Frame Kasaks are the nominees for election to the Board of Directors for a one-year term. Each of the nominees is currently serving as a director of the Company.

     The members of the Board and management look forward to personally greeting as many shareholders as possible at the meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

     Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and do so at that time.

                                           Sincerely,

                                           /s/ GREG H. WEAVER
                                           Greg H. Weaver
                                           Chairman of the Board
                                           and Chief Executive Officer

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                            5200 E. LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2001

     The Annual Meeting of Shareholders of Pacific Sunwear of California, Inc., a California corporation (the "Company"), will be held at the principal executive offices of the Company located at 5200 E. La Palma Avenue, Anaheim, California 92807, on Wednesday, May 30, 2001, at 9:00 a.m. local time for the following purposes:

          (1) To elect five members of the Board of Directors; and

          (2) To approve an amendment to the Company's 1999 Stock Award Plan which increases the number of shares authorized to be issued under the Plan by an additional 2,000,000 shares and increases certain other share limits under the Plan; and

          (3) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for the election of those directors named in the attached proxy statement.

     The Board of Directors has fixed the close of business on April 16, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                          By Order of the Board of Directors

                                          /S/ CARL W. WOMACK
                                          Carl W. Womack
                                          Sr. Vice President,
                                          Chief Financial Officer and Secretary

Anaheim, California
April 23, 2001

                             YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.
                            5200 E. LA PALMA AVENUE
                           ANAHEIM, CALIFORNIA 92807

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 2001
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The accompanying proxy is being solicited by the Board of Directors of Pacific Sunwear of California, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 30, 2001, at 9:00 a.m. local time at the Company's principal executive offices, 5200 E. La Palma Avenue, Anaheim, California 92807, and at any and all adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about April 23, 2001.

                                PROXY PROCEDURES

     All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company at the Company's principal executive offices, by a subsequent proxy executed by the person executing the prior proxy and presented to the Secretary of the Company at the Annual Meeting, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as an inspector of election for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The election inspector will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners. The Company may also engage a proxy solicitation company in connection with the Annual Meeting for a fee which is not expected to exceed $10,000 plus out-of-pocket expenses. The mailing address of the Company's principal executive offices is 5200 E. La Palma Avenue, Anaheim, California 92807.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     On April 16, 2001, the record date with respect to this solicitation for determining shareholders entitled to notice of and to vote at the Annual Meeting, 32,493,423 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only shareholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     Except as otherwise indicated, the following table sets forth information as of March 30, 2001 with respect to the beneficial ownership of the Company's Common Stock by each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, each director of the Company, each nominee for election to the Board of Directors, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

                                                              AMOUNT AND
                                                              NATURE OF
                    NAME AND ADDRESS OF                       BENEFICIAL    PERCENT OF
                      BENEFICIAL OWNER                        OWNERSHIP       CLASS
                    -------------------                       ----------    ----------
Wellington Management Company, LLP(1).......................  3,529,280        11.0%
  75 State Street
  Boston, MA 02109
Lord, Abbett & Co.(2).......................................  2,017,251         6.3%
  90 Hudson Street
  Jersey City, NJ 07302
Friess Associates, Inc.(3)..................................  2,000,000         6.2%
  115 E. Snow King
  Jackson, WY 83001
Mellon Financial Corporation and its subsidiaries(4)........  1,919,245         6.0%
  One Mellon Center
  500 Grant St.
  Pittsburgh, PA 15258-0001
J.P. Morgan Chase & Co. and its subsidiaries(5).............  1,737,295         5.4%
  270 Park Ave
  New York, NY 10017
Julius Jensen III(6)........................................    180,571           *
Pearson C. Cummin III(7)....................................    143,196           *
Peter L. Harris(8)..........................................     90,002           *
Sally Frame Kasaks(9).......................................     32,015           *
Greg H. Weaver(10)..........................................  1,409,755         4.3%
Timothy M. Harmon(11).......................................    523,355         1.6%
Carl W. Womack(12)..........................................    198,725           *
Mark A. Hoffman(13).........................................     78,907           *
Michael J. Scandiffio(14)...................................     23,292           *
All directors and executive officers as a group (9
  persons)(15)..............................................  2,664,818         8.2%

---------------
  *  Less than one percent.

 (1) Share ownership for Wellington Management Company, LLP is given as of December 31, 2000 and was obtained from a Schedule 13G, dated February 13, 2001, filed with the Securities and Exchange Commission. Wellington Management Company, LLP has shared voting power with respect to 2,238,080 and shared dispositive power with respect to 3,529,280 shares.

 (2) Share ownership for Lord, Abbett & Co. is given as of January 19, 2001 and was obtained from a Schedule 13G, dated January 19, 2001, filed with the Securities and Exchange Commission. Lord, Abbett & Co. has sole voting and dispositive power with respect to 2,017,251 shares.

 (3) Share ownership for Friess Associates, Inc. is given as of February 12, 2001 and was obtained from a Schedule 13G, dated February 13, 2001, filed with the Securities and Exchange Commission. Friess Associates, Inc. has sole voting and dispositive power with respect to 2,000,000 shares.

 (4) Share ownership for Mellon Financial Corporation and its subsidiaries is given as of January 8, 2001 and was obtained from a Schedule 13G, dated January 9, 2001, filed with the Securities and Exchange. Mellon Financial Corporation and its subsidiaries have sole voting power with respect to 1,759,645 shares, shared voting power with respect to 134,000 shares, sole dispositive power with respect to 1,766,920 shares and shared dispositive power with respect to 138,025 shares.

 (5) Share ownership for J.P. Morgan Chase & Co. and its subsidiaries is given as of February 8, 2001 and was obtained from a Schedule 13G, dated February 8, 2001, filed with the Securities and Exchange Commission. J.P. Morgan Chase & Co. and its subsidiaries has sole voting power with respect to 1,302,045 and sole dispositive power with respect to 1,729,095 shares.

 (6) Includes 54,719 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

 (7) Includes 27,984 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

 (8) Includes 90,002 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

 (9) Includes 29,015 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

(10) Includes 441,388 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001 and 219,921 shares of restricted stock, as to which Mr. Weaver has voting, but not dispositive, power.

(11) Includes 354,197 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

(12) Includes 96,651 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

(13) Includes 53,907 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

(14) Includes 22,292 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001. On April 11, 2001, Mr. Scandiffio resigned from the Company.

(15) Includes 1,170,155 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of March 30, 2001.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide that the authorized number of directors of the Company shall be not less than five nor more than nine until changed by amendment of the Articles of Incorporation or by a Bylaw duly adopted by approval of the outstanding shares. The exact number of directors shall be fixed by amendment of the Bylaws duly adopted either by the Board of Directors or the shareholders. The exact number of authorized directors as of the date of this Proxy Statement is five.

     Five directors will be elected at the 2001 Annual Meeting of Shareholders for a term of one year and until their successors shall have been duly elected and qualified. For the purpose of electing directors, each shareholder is entitled to one vote per share for each of the five directors to be elected. The candidates receiving the highest number of votes will be elected.

     The accompanying proxies solicited by the Board of Directors will be voted for the election of the five nominees named below, unless the proxy card is marked to withhold authority to vote. Each nominee is presently a member of the Company's Board of Directors and each nominee was previously elected to the present term of office by the shareholders of the Company.

     The nominees for election as directors are:

                  Greg H. Weaver
                  Julius Jensen III
                  Pearson C. Cummin III
                  Peter L. Harris
                  Sally Frame Kasaks

     If any of the nominees should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

     In the election of directors, shares present but not voting will be disregarded (except for quorum purposes) and the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by those shares will be elected and votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card. Cumulative voting will not apply.

NOMINEES

     The following table provides information regarding each nominee for election to the Board of Directors. The ages shown are as of April 12, 2001.

                                                                                                  DIRECTOR
           NAME AND AGE             BUSINESS EXPERIENCE DURING LAST FIVE YEARS AND DIRECTORSHIPS   SINCE
           ------------             ------------------------------------------------------------  --------
Greg H. Weaver (47)                 Chief Executive Officer since October 1996, Chairman of the     1996
                                    Board since November 1997 and a director since February
                                    1996. Mr. Weaver served as President and Chief Executive
                                    Officer from October 1996 to November 1997, as President and
                                    Chief Operating Officer from February 1996 to October 1996 and as Chief Operating Officer and Executive Vice President
                                    from October 1994 to February 1996. Mr. Weaver also served as Executive Vice President, Senior Vice President and as
                                    Vice President since he joined the Company in July 1987.
Julius Jensen III (67)              Managing general partner of Copley Venture Partners, a          1988
                                    venture capital investment firm, since 1985. Director of
                                    Natural Wonders, Inc.
Pearson C. Cummin III (58)          General partner of Consumer Venture Partners, a venture         1988
                                    capital investment firm, since January 1986. Director of
                                    Natural Wonders, Inc. and The Boston Beer Company.
Peter L. Harris (57)                President, Chief Executive Officer of the San Francisco         1994
                                    49ers since August 2000. Previously, Chairman, Chief
                                    Executive Officer and President of The Picture People, Inc.,
                                    a mall-based entertainment retail chain selling portraits
                                    and picture-related products, from August 1995 to August
                                    2000. Chairman of Accolade, Inc., a publisher of interactive entertainment software, from May 1994 to January 1996, and
                                    Chief Executive of Accolade, Inc. from May 1994 to June
                                    1995. President and Chief Executive Officer of F.A.O.
                                    Schwarz from 1985 to 1992 and President of Gemco Department
                                    Stores from 1980 to 1984. Director of The Stride Rite
                                    Corporation and Egghead, Inc.
Sally Frame Kasaks (56)             Business consultant since January 1997. Previously, Chairman    1997
                                    and Chief Executive Officer of Ann Taylor Stores, Inc., a
                                    specialty apparel retailer, where she was employed from
                                    February 1992 to August 1996. President and Chief Executive
                                    Officer of Abercrombie and Fitch, which was a specialty
                                    apparel retailing division of The Limited, Inc., from
                                    February 1989 to February 1992. Chairman and Chief Executive
                                    Officer of The Talbots, Inc., which was a specialty apparel retailing division of General Mills Co., from November 1985 to September 1988. Director of Cortefiel, S.A., The White
                                    House, Inc., The Children's Place, Inc. and Tuesday Morning,
                                    Inc.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

COMPENSATION OF DIRECTORS

     During the fiscal year ended February 4, 2001 ("fiscal 2000"), non-employee directors of the Company were paid a fee of $2,000 for each meeting attended of the Board of Directors and were reimbursed for expenses incurred in attending meetings of the Board of Directors. In addition, non-employee directors of the Company were paid a fee of $500 for each telephonic meeting of the Board of Directors that they participated in. During fiscal 2000, each non-employee director of the Company received a stock option to purchase 9,000 shares of Common Stock. For the year ending February 3, 2002 ("fiscal 2001"), non-employee directors of the Company will be paid a fee of $3,000 for each meeting attended of the Board of Directors and $500 for each telephonic meeting of the Board of Directors in which they participate.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Audit Committee, currently consisting of Mr. Jensen, Ms. Kasaks and Mr. Cummin. The primary responsibility of the Audit Committee is to confirm the independence of the Company's auditors and to review the scope of audit and non-audit assignments, internal auditing procedures and the adequacy of internal controls. The Audit Committee meets with management and the Company's independent public accountants. The Audit Committee met twice during fiscal 2000.

     The Board of Directors also has a Compensation Committee, currently consisting of Messrs. Jensen, Cummin and Harris. The primary responsibility of the Compensation Committee is to establish compensation and incentives for the Company's executive officers and to administer the Company's incentive compensation and benefit plans, including the Company's 1992 Stock Award Plan, the Company's 1999 Stock Award Plan (together, the "Stock Award Plans"), the Pacific Sunwear of California, Inc. Executive Deferred Compensation Plan (the "Executive Deferred Compensation Plan") and the Pacific Sunwear of California, Inc. Incentive Compensation Plan (the "Incentive Compensation Plan"). The Compensation Committee met once and took action by written consent nine times during fiscal 2000.

     In addition, the Board of Directors has a Nominating Committee, currently consisting of Mr. Jensen, Ms. Kasaks and Mr. Harris. The primary responsibility of the Nominating Committee is to recommend qualified candidates as directors of the Company, including the slate of directors which the Board proposes for election by shareholders at the Company's annual meetings of shareholders. The Nominating Committee considered and recommended the five nominees presented for election as directors at the Annual Meeting. The Nominating Committee will consider nominees recommended by shareholders for next year's annual meeting if a written recommendation is timely received by the Company's Secretary. See "Shareholder Proposals." The Nominating Committee was formed in fiscal 2001 and therefore, it did not meet during fiscal 2000.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During fiscal 2000, the Board of Directors met five times. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which such director served.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid to or earned by the named executive officers for fiscal 2000 and for the fiscal years ended January 30, 2000 ("fiscal 1999") and January 31, 1999 ("fiscal 1998").

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM COMPENSATION
                                                                       AWARDS
                                             ANNUAL           ------------------------
                                        COMPENSATION(1)       RESTRICTED    SECURITIES
                                      --------------------      STOCK       UNDERLYING
          NAME AND                     SALARY      BONUS        AWARDS       OPTIONS          ALL OTHER
     PRINCIPAL POSITION       YEAR      ($)         ($)          ($)           (#)        COMPENSATION($)(2)
     ------------------       ----    --------    --------    ----------    ----------    ------------------
Greg H. Weaver..............  2000    $709,600    $     --    $1,935,225(3)       --           $43,931
  Chairman of the Board and   1999     609,600     840,000     1,190,150(3)  200,000            31,846
  Chief Executive Officer     1998     509,600     600,000            --     225,000            32,965
Timothy M. Harmon...........  2000    $440,970    $     --            --      40,000           $26,463
  President and Chief         1999     407,800     375,200            --      60,000            20,917
  Merchandising Officer       1998     332,800     261,300            --      75,000            21,182
Mark A. Hoffman.............  2000    $379,980    $     --            --      40,000           $21,500
  Chief Operating Officer     1999(4)  220,185     202,031            --     112,500             8,000
                              1998          --          --            --          --                --
Michael J. Scandiffio(5)....  2000    $368,825    $     --            --      40,000           $17,772
  Executive Vice President
  of                          1999(4)  178,000     150,000            --      75,000             5,500
  Merchandising               1998          --          --            --          --                --
Carl W. Womack..............  2000    $297,170    $     --            --      20,000           $22,156
  Senior Vice President,      1999     266,000     169,000            --      50,000            14,436
  Chief Financial Officer
  and                         1998     246,000     108,000            --      45,000            16,270
  Secretary

---------------
(1) The annual compensation reported does not include the value of certain perquisites which in the aggregate did not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the named executive.

(2) Amounts shown for all individuals except Mr. Weaver represent contributions by the Company to the Company's Employee Savings Plan (401(k)) and Executive Deferred Compensation Plan for fiscal 1999 and 1998. For fiscal 2000, the amounts shown for all individuals except Mr. Weaver represent contributions by the Company to the Executive Deferred Compensation Plan and there were no contributions by the Company to the Company's Employee Savings Plan (401(k)). The amounts shown for Mr. Weaver in each of 2000, 1999 and 1998 include contributions by the Company to such plans (except that there was no contribution by the Company to the Company's Employee Savings Plan (401(k)) in fiscal 2000 for Mr. Weaver) and in each of 2000, 1999 and 1998 an annual premium of $1,670 was paid with respect to a term life insurance policy purchased for the benefit of Mr. Weaver. The amounts contributed to the plans are subject to vesting requirements.

(3) On January 3, 2001, Mr. Weaver was granted a restricted stock award covering 75,000 shares of Common Stock at a price of $0.01 per share. The closing price of the Company's Common Stock on that date was $25.813. Such shares vest in four equal annual installments, subject to the attainment of certain cumulative earnings per share growth targets, beginning on March 15, 2002. On September 17, 1999, Mr. Weaver was granted a restricted stock award covering 50,000 shares of Common Stock at a price of $0.01 per share. The closing price of the Company's Common Stock on that date was $23.813. Such shares vest in four equal annual installments, subject to the attainment of certain cumulative earnings per share growth targets, beginning on September 17, 2001. As of February 4, 2001, Mr. Weaver had an aggregate total of 219,921 shares in unvested restricted stock holdings, valued at $6,897,822, based upon the closing price of $31.38 for the Company's Common Stock as of February 4, 2001, net of consideration paid by Mr. Weaver.

(4) Messrs. Hoffman and Scandiffio joined the Company in June 1999 and August 1999, respectively.

(5)On April 11, 2001, Mr. Scandiffio resigned from the Company.

SUMMARY OF OPTION GRANTS

     The following table sets forth certain information with respect to grants of stock options during fiscal 2000 to the named executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS
                       ------------------------------------------------------
                       NUMBER OF     PERCENTAGE OF                                POTENTIAL REALIZABLE VALUE
                       SECURITIES    TOTAL OPTIONS                                AT ASSUMED ANNUAL RATES OF
                       UNDERLYING     GRANTED TO                                 STOCK PRICE APPRECIATION FOR
                        OPTIONS      EMPLOYEES IN     EXERCISE                           OPTION TERM
                        GRANTED         FISCAL          PRICE      EXPIRATION    ----------------------------
        NAME             (#)(1)          YEAR         ($/SH)(2)       DATE          5%($)          10%($)
        ----           ----------    -------------    ---------    ----------    -----------    -------------
Greg H. Weaver.......        --            --          $   --             --      $     --       $       --
Timothy M. Harmon....    40,000           7.4%          25.81       01/03/11       649,346        1,645,571
Mark A. Hoffman......    10,000           1.9%          15.13       07/31/10        95,120          241,054
                         30,000           5.5%          25.81       01/03/11       487,010        1,234,178
                         ------           ---                                     --------       ----------
                         40,000           7.4%                                     582,130        1,475,232
Michael J.
  Scandiffio.........    10,000           1.9%          15.13       07/31/10        95,120          241,054
                         30,000           5.5%          25.81       01/03/11       487,010        1,234,178
                         ------           ---                                     --------       ----------
                         40,000           7.4%                                     582,130        1,475,232
Carl W. Womack.......    20,000           3.7%          25.81       01/03/11       324,673          822,785

---------------
(1) All of such options were granted under the Stock Award Plans for a term of 10 years, subject to earlier termination in certain events related to termination of employment. Acceleration of the exercisability of the options may occur under certain circumstances, including a change in control of the Company. Options begin vesting one year after the grant date. On the initial vesting date, 25% of the options vest and, thereafter, options continue to vest at the rate of 2.08% each calendar month.

(2) The exercise price and tax withholding obligations, if any, related to exercise may be paid by delivery of already owned shares and by offset of the underlying shares, respectively, subject in each case to certain conditions.

SUMMARY OF OPTIONS EXERCISED

     The following table provides information with respect to the exercise of stock options during the most recently completed fiscal year by the named executive officers of the Company together with the fiscal year-end value of unexercised options.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES
                                                              UNDERLYING              VALUE OF UNEXERCISED
                           SHARES                         UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                         ACQUIRED ON       VALUE         AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END(1)($)
                          EXERCISE      REALIZED(1)    -------------------------    -------------------------
         NAME                (#)            ($)        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
         ----            -----------    -----------    -------------------------    -------------------------
Greg H. Weaver.........    316,848      $2,687,244          387,222/275,522           $6,471,529/$3,483,734
Timothy M. Harmon......     75,000       2,625,998          328,884/144,142            6,853,390/ 1,682,851
Mark A. Hoffman........         --              --           44,531/107,969              397,996/   936,833
Michael J.
  Scandiffio...........     10,000          52,634           17,083/ 87,917               97,099/   631,177
Carl W. Womack.........     21,162         159,354           84,516/ 82,517            1,387,328/   874,413

---------------
(1) Market value of the securities underlying the "in-the-money" options at exercise date or year-end, as the case may be, minus the exercise price of such options.

SEVERANCE AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company and Mr. Weaver are parties to an Amended and Restated Employment Agreement, as amended (the "Employment Agreement"), pursuant to which Mr. Weaver is entitled to (i) a base salary of $735,000 per year, subject to a minimum annual adjustment equal to the greater of the increase in the Consumer Price Index or five percent (5%), (ii) an annual bonus equal to a percentage of his base salary based upon the achievement of financial performance criteria to be established by the Company in consultation with Mr. Weaver and (iii) certain other benefits, including a car allowance of $900 per month. The Employment Agreement is renewed automatically each February 1 for one year unless the Company provides 60 days notice of its intention not to renew. If the Company gives a 60 day notice or if Mr. Weaver is terminated without cause, Mr. Weaver shall be entitled to his then annual salary for a period of one year following the effective date of his termination and a pro rata portion of any bonus to which he would otherwise be entitled. Mr. Scandiffio, Mr. Hoffman, Mr. Harmon and Mr. Womack are parties to severance agreements dated as of August 2, 1999, June 21, 1999, October 27, 1997 and February 6, 1996, respectively, which cover severance and bonus payments in the event of termination. Mr. Scandiffio, Mr. Hoffman and Mr. Harmon shall each be entitled to his then annual salary for a period of nine months if terminated without cause and Mr. Womack shall be entitled to his then annual salary for a period of six months if terminated without cause, and each shall also be entitled to a pro rata portion of any bonus to which he would otherwise be entitled if terminated in the fourth quarter of any fiscal year.

     The Stock Award Plans and the Executive Deferred Compensation Plan provide for acceleration of the vesting of awards granted thereunder and Company contributions credited thereunder, respectively, upon the occurrence of certain events. Under the Stock Award Plans, in the event the shareholders of the Company approve the dissolution or liquidation of the Company, certain mergers or consolidations, or the sale of all or substantially all of the assets of the Company (a "Change in Control"), unless prior to such event the Board of Directors determines that there shall be either no acceleration or limited acceleration of awards, each option and related stock appreciation right shall become immediately exercisable, restricted stock shall immediately vest and the number of shares covered by each performance share award shall be issued to the participant. Under the Executive Deferred Compensation Plan, in the event of a Change in Control, unless prior to such event the Board of Directors determines that there shall be either no acceleration of vesting of Company contributions or immediate payout of account balances, Company contribution amounts shall immediately vest and there shall be immediate payout of account balances to participants. In addition, the Incentive Compensation Plan provides that, if a Change in Control occurs and the plan cannot be continued in its current form because of the nature of the event, awards outstanding under such plan will be paid on a pro rata basis based on the number of days in the applicable performance period that occurred prior to the event and assuming the maximum performance threshold(s) had been attained.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Julius Jensen III, Pearson
C. Cummin III and Peter L. Harris. No member of the Compensation Committee is either an officer or employee of the Company.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                      REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     As members of the Compensation Committee, we are responsible for administering the Company's incentive plans, including the Stock Award Plans and the Incentive Compensation Plan. In addition, we review compensation levels of members of senior management, evaluate the performance of senior management and consider management succession and related matters. The Compensation Committee reviews compensation for the executive officers of the Company with the Board. The Compensation Committee is comprised entirely of non-employee directors.

OVERALL COMPENSATION POLICIES

     The primary compensation policy of the Company, which is endorsed by the Compensation Committee, is that a significant portion of the compensation of each executive officer should be based upon the financial performance of the Company and the contribution to that performance made by the executive officer. Thus, a significant portion of the compensation for each executive officer is "at risk." The Company and the Compensation Committee also believe that executive compensation should serve to attract and retain key employees and provide them with incentives to assist the Company in achieving strategic and financial goals that ultimately enhance the value of the Company's stock. To further these goals, the Company's compensation structure for executive officers has three components:

     - Long-Term Incentive Awards

     - Annual Bonus

     - Base Salary

     The awards, bonus and base salary for the Company's Chief Executive Officer are determined and approved by the Compensation Committee. The awards, bonus and base salary for the other executive officers of the Company are recommended by the Chief Executive Officer, subject to review, adjustment and approval by the Compensation Committee.

     LONG-TERM INCENTIVE AWARDS. The Company from time to time provides long-term incentives to key employees through the grant of stock option and restricted stock awards under the Stock Award Plans. These long-term incentives are designed to couple the interests of key employees with those of shareholders in that the potential realizable value of the awards is directly related to the future value of the Company's stock.

     The Compensation Committee's current philosophy is that the Company should grant stock options to executive officers upon initial employment and on an annual basis thereafter, and that stock options should constitute the majority of an executive's long-term incentives. Stock options typically vest over a four-year period.

     The Compensation Committee also may grant restricted stock awards from time to time. Currently, there is no program of annual restricted stock grants. In fiscal 2000, the Compensation Committee granted only one restricted stock award to an executive officer (the award granted to Mr. Weaver, the Company's Chief Executive Officer, which is described in more detail below under "Compensation of Chief Executive Officer").

     ANNUAL BONUS. Annual bonuses allow the Company to recognize individual performance and contributions to the Company on an annual basis. Annual bonuses for fiscal 2000, other than for Mr. Weaver, were determined by the Compensation Committee in its discretion based on the factors described below. Mr. Weaver's bonus was structured and paid under the Company's Incentive Compensation Plan, which is also generally described below. While the Compensation Committee generally prefers to retain absolute discretion to determine annual bonuses based on Company and individual performance, Mr. Weaver's bonus was structured under the Incentive Compensation Plan for tax reasons, as described below under "Tax Treatment."

     No annual bonuses for fiscal 2000 were paid to the Company's officers (including the named executive officers and Mr. Weaver) based on the percentage of budgeted earnings achieved by the Company. Bonuses for the Company's senior managers were based largely on the Company's earnings and, to a lesser extent, on a subjective evaluation of individual job performance and achievement without regard to earnings. While the Company's senior managers received no bonus based upon the Company's earnings, some senior managers received a small proportion of their bonus potential based upon a subjective evaluation of individual job performance and achievement without regard to earnings.

     The Incentive Compensation Plan permits the payment of awards in stock as well as cash, is administered by the Compensation Committee, and provides for performance-based bonuses. Under the plan, the Compensation Committee establishes (1) one or more specific performance targets that must be achieved during a specified performance period in order for a bonus to become payable, and (2) the formula for calculating the amount of the bonus if the performance targets are achieved. The Compensation Committee granted Mr. Weaver an award under the Incentive Compensation Plan for fiscal 2000. That award is described in more detail below under "Compensation of Chief Executive Officer."

     BASE SALARY. The base salary for Mr. Weaver is determined by the Compensation Committee and described in more detail below. The Compensation Committee determines base salaries for the Company's other executive officers, as well as changes in such salaries, based upon recommendations of the Chief Executive Officer. Base salaries are determined based on factors such as length of service and a subjective determination of past performance and expected future contributions. The Compensation Committee does not, in determining the level of compensation to be paid to any executive, conduct any formal survey of the compensation paid by other public retailing companies but has from time to time reviewed publicly available compensation information of public retailing companies.

     TAX TREATMENT. The Compensation Committee considers the anticipated tax treatment to the Company of the compensation and benefits paid to the executive officers of the Company in light of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) generally disallows a tax deduction to a public corporation for compensation in excess of $1,000,000 paid during a year to its chief executive officer or to one of its four other most highly compensated officers. However, Section 162(m) exempts qualifying "performance based" compensation from the $1,000,000 limit.

     While striving to satisfy the Company's goal of linking a significant portion of each executive officer's compensation to the financial performance of the Company, the Compensation Committee also strives to provide each executive officer with a compensation package that will preserve the Company's tax deduction for such compensation. In that regard, the stock options and restricted stock awarded to the Company's executive officers are intended to be qualified "performance based" compensation for purposes of Section 162(m). Bonuses granted and paid in accordance with the terms of the Incentive Compensation Plan also are intended as "performance based" compensation for this purpose. The Compensation Committee structured Mr. Weaver's bonus opportunity for fiscal 2000, as well as his bonus opportunity for fiscal 2001, under the Incentive Compensation Plan to help ensure that they are fully deductible. Other executives' bonuses have not been structured under the Incentive Compensation Plan because their compensation has been within the limits of Section 162(m). However, bonus opportunities for other executives may in the future be structured under the Incentive Compensation Plan if the Compensation Committee determines that it is advisable in the circumstances.

     The Compensation Committee and the Board may authorize non-deductible compensation in such circumstances as they deem appropriate. Because of ambiguities and uncertainties in Section 162(m), no assurances can be given that compensation intended by the Company to be "performance based" within the meaning of Section 162(m) will in fact be deductible by the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In connection with his appointment as the Company's Chief Executive Officer in September 1996, the Company entered into an employment agreement with Mr. Weaver. The employment agreement was amended and restated on November 3, 1997 and February 5, 2001. Under the employment agreement,

Mr. Weaver is entitled to a base salary that is subject to a minimum annual increase. The aggregate base salary payments made to Mr. Weaver in fiscal 2000 were $700,000. In January 2001, the Company increased Mr. Weaver's annual base salary to $735,000. The increase to Mr. Weaver's base salary was the minimum increase required by his employment agreement.

     In accordance with his employment agreement, Mr. Weaver also is entitled to an annual bonus opportunity based on the Company's performance. Mr. Weaver was granted a bonus opportunity for fiscal 2000 under the Incentive Compensation Plan. The vesting and payment of the bonus was conditioned on the Company's attainment of earnings per share targets during fiscal 2000. The Compensation Committee confirmed, following the close of fiscal 2000, the earnings targets were not achieved by the Company for this purpose and determined that Mr. Weaver was not entitled to a bonus. Mr. Weaver's bonus opportunity for fiscal 2001 has also been structured under the Incentive Compensation Plan and is again based on the Company's attainment of earnings growth targets.

     In January 2001, the Company granted Mr. Weaver a restricted stock award covering 75,000 shares of Common Stock at a purchase price of $0.01 per share. The award is scheduled to vest over four years. The vesting of the restricted stock award is contingent on the Company's attainment of cumulative earnings per share growth targets.

     The Compensation Committee determined that the restricted stock award and bonus opportunities described above were appropriate based on the Compensation Committee's subjective evaluation of the continuing role of Mr. Weaver as Chief Executive Officer in the financial performance of the Company. The incentive awards and bonus opportunity granted to Mr. Weaver further the Company's policy that a significant portion of his compensation be based upon the financial performance of the Company. The restricted stock award, by virtue of its vesting schedule, also directly links Mr. Weaver's long-term incentives to the Company's continued earnings growth. The Compensation Committee determined that this award was appropriate because earnings growth is not necessarily directly reflected in the Company's stock price, because the continued success of the Company is based (in part) on continued growth, and because of the key role that Mr. Weaver plays in the Company's growth.

     The Compensation Committee expects that the compensation paid to Mr. Weaver for 2000 will be fully deductible.

     In September 1999, the Company granted Mr. Weaver a restricted stock award covering 50,000 shares of Common Stock. That award was scheduled to vest over four years based on the Company's attainment of cumulative earnings per share targets. The portion of that award scheduled to vest in fiscal 2000 did not vest because, as indicated above, the Company's fiscal 2000 earnings per share targets were not satisfied.

CONCLUSION

     The Compensation Committee has reviewed each element of compensation for each of the executive officers for fiscal 2000. The Compensation Committee reported to the Board of Directors that in the Compensation Committee's opinion, the compensation of each executive officer is reasonable in view of the Company's performance and the Compensation Committee's subjective evaluation of the contribution of each executive officer to that performance.

                                          COMPENSATION COMMITTEE
                                          Julius Jensen III
                                          Pearson C. Cummin III
                                          Peter L. Harris

March 30, 2001

                          AUDIT COMMITTEE INDEPENDENCE

     The Company's Audit Committee consists of Julius Jensen III, Pearson C. Cummin III and Sally Frame Kasaks. No member of the Audit Committee is either an officer or employee of the Company. The members of the Audit Committee are independent as defined in the Nasdaq listing standards.

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                         REPORT OF THE AUDIT COMMITTEE

To: The Board of Directors

     As members of the Audit Committee, we are responsible for oversight of all aspects of the Company's financial reporting, internal control and audit functions. We adopted a charter in March 2000, which is attached in the proxy statement as Appendix A, and reviewed and approved the adequacy of the charter in February 2001. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. We have reviewed and discussed the Company's financial statements with management.

     We selected Deloitte & Touche, LLP to be the Company's independent auditors, and they are responsible for expressing an opinion on the conformity of the audited financial statements in the Annual Report for fiscal 2000. We have received written confirmation from Deloitte & Touche, LLP of their independence within the meaning of the Securities Act administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board Standard No. 1. We have discussed with Deloitte & Touche, LLP those matters required by Statement on Auditing Standards No. 61.

     In reliance on the reviews and discussions noted above, we recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended February 4, 2001 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Julius Jensen III
                                          Pearson C. Cummin III
                                          Sally Frame Kasaks

March 14, 2001

                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES

     The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the fiscal year ended February 4, 2001 and the reviews of the financial statements included in the Company's Form 10-Qs for such fiscal year were approximately $82,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed for professional services rendered by Deloitte & Touche LLP for financial systems design and implementation services for the fiscal year ended February 4, 2001.

ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP other than the services referred to above were approximately $892,000 for the fiscal year ended February 4, 2001. The Audit Committee considered whether the provision of these services is compatible with maintaining the independence of Deloitte & Touche LLP.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) ("Nasdaq Market Index") and the CRSP Total Return Industry Index for Nasdaq Retail Trade Stocks ("Retail Index") for the period commencing on February 4, 1996(1) and ending on February 4, 2001.

COMPARISON OF CUMULATIVE TOTAL RETURN FROM FEBRUARY 4, 1996 THROUGH FEBRUARY 4,
                                    2001.(1)

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                       02/04/96   02/02/97   02/01/98   01/31/99   01/30/00   02/04/01
--------------------------------------------------------------------------------------
 Pacific Sunwear         100        461        750        990       1,537      1,842
 Nasdaq Market Index     100        130        153        239         367        262
 Retail Index            100        123        144        176         147        111
--------------------------------------------------------------------------------------

---------------
(1) The Company's 1995 and 2000 fiscal years ended on February 4, 1996 and February 4, 2001, respectively.

(2) Assumes $100.00 was invested on February 4, 1996 in the Company's Common Stock at the closing price on that date of $2.81 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                       AMENDMENT TO 1999 STOCK AWARD PLAN

     At the Annual Meeting, shareholders will be asked to approve an amendment to the Pacific Sunwear of California, Inc. 1999 Stock Award Plan (the "1999 Plan").

     The Company currently maintains the Pacific Sunwear of California, Inc. 1992 Stock Award Plan, as amended (the "1992 Plan"), and the Pacific Sunwear of California, Inc. 1999 Stock Award Plan, as amended (the "1999 Plan"). As of April 12, 2001, 1,803,250 shares of Common Stock remained subject to awards then outstanding under the 1992 Plan and an additional 30,262 shares remained available for additional award grants under the 1992 Plan. As of April 12, 2001, 1,097,662 shares of Common Stock remained subject to awards then outstanding under the 1999 Plan and an additional 83,052 shares remained available for additional award grants under the 1999 Plan.

     The Board of Directors (the "Board") approved an amendment to the 1999 Plan effective March 14, 2001 subject to the receipt of shareholder approval. The amendment, if approved by shareholders, will increase the aggregate number of shares of Common Stock that can be delivered under the 1999 Plan from 1,200,000 shares to 3,200,000 shares, increase the 1999 Plan limit on the number of shares that can be subject to an individual's awards granted under the Plan in any twelve month period from 300,000 to 600,000 shares, increase the 1999 Plan's restricted stock limit from 300,000 to 600,000 shares, and increase the 1999 Plan's performance-based award share limit from 300,000 to 600,000 shares. The Board approved the amendment based, in part, on its belief that the 1992 Plan and the 1999 Plan promote the interests of the Company and its shareholders and that an insufficient number of shares remain available under the limits of the 1992 Plan and the 1999 Plan to adequately provide for future incentives.

SUMMARY DESCRIPTION OF THE 1999 PLAN

     The principal terms of the 1999 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1999 Plan, a copy of which is included with the version of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission's web site at http://www.sec.gov. A copy of the 1999 Plan can also be obtained from the Company. Written requests for a copy of the 1999 Plan should be directed to the Company at the address set forth on the cover page of this Proxy Statement, Attention: Carl Womack, Secretary. Capitalized terms used in the summary which are not otherwise defined are used as defined in the 1999 Plan.

     PURPOSE. The purpose of the 1999 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel through the grant of Options and other Awards that provide added long-term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. The purpose of the 1999 Plan is also to attract, motivate and retain experienced and knowledgeable independent directors through the grant of Options under the Non-Employee Director Program described below.

     AWARDS. The 1999 Plan authorizes stock options (incentive or nonqualified), restricted stock, stock appreciation rights ("SARs") and performance share awards.

     ADMINISTRATION. The 1999 Plan is administered by either the Board or a committee of the Board (the "Committee"). The Board has appointed the Compensation Committee of the Board as the administrator of the 1999 Plan. The members of the Committee are identified on page six under the heading "Committees of the Board of Directors." The Committee determines the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price to be paid for the shares or the Award.

     ELIGIBILITY. Persons eligible to receive Awards under the 1999 Plan include officers or key employees of the Company and consultants to the Company. Members of the Board who are not officers or employees of the Company (each a "Non-Employee Director") are eligible to receive certain automatic Option grants under the Non-Employee Director Program of the 1999 Plan, as described below. Non-Employee Directors are not eligible to receive other discretionary Awards under the 1999 Plan.

     Approximately 225 officers and key employees of the Company are considered eligible under the 1999 Plan as of March 30, 2001 (including all of the Company's named executive officers), subject to the power of the Committee to determine eligible persons to whom Awards will be granted. In addition, there are currently four Non-Employee Directors serving on the Board.

     LIMITS ON AWARDS; AUTHORIZED SHARES. A maximum of 1,200,000 shares of Common Stock may be issued or delivered pursuant to Awards granted under the 1999 Plan. The proposed amendment, if approved by shareholders, will increase this limit to 3,200,000 shares of Common Stock. Under the 1999 Plan, the maximum number of shares subject to Awards which may be granted to any individual during any calendar year is 300,000 shares and a maximum of 300,000 shares may be granted as time-based restricted stock for nominal or no consideration. The proposed amendment, if approved by shareholders, will increase these limits to 600,000 shares each.

     As is customary in incentive plans of this nature, the number and kind of shares available under the 1999 Plan and the then outstanding Awards, as well as exercise or purchase prices, performance targets under certain performance-based Awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to shareholders.

     NO REPRICING. Except for customary adjustments in connection with reorganizations, mergers or other events described above, the Plan provides that an Option or Stock Appreciation Right cannot be repriced (by amendment, cancellation and re-grant or other means) without shareholder approval to a price that is less than the Fair Market Value of the Common Stock on the original grant date of the Award.

     The 1999 Plan will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     STOCK OPTIONS. An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). An option may either be an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Option benefits are taxed differently from Nonqualified Stock Options, as described under "Federal Income Tax Treatment" below. Incentive Stock Options are also subject to more restrictive terms and are limited in amount by the Code and the 1999 Plan.

     The Option Price of Options will be determined by the Committee, but may be no less than the fair market value of a share of Common Stock on the date of grant. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in a manner approved by the Committee (which may include cash, delivery of previously owned Common Stock, a promissory note, or certain cashless exercises arranged through a third party, subject to certain limitations set forth in the 1999 Plan). Options granted under the 1999 Plan may be exercised at the time or times determined by the Committee, but in no event after ten years from the date of grant.

     STOCK APPRECIATION RIGHTS. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Committee at the time of grant of the SAR, but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other Awards or independently.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Committee specifies the price, if any, the Participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

     PERFORMANCE SHARE AWARDS. Performance Share Awards may be granted on the basis of such factors as the Committee deems appropriate. Generally, these Awards will be based upon specific agreements and will specify the number of shares of Common Stock subject to the Award, the price, if any, to be paid for such shares by the participant and the conditions upon which the issuance of the shares will be based.

     In addition to Awards under the other provisions of the 1999 Plan, the 1999 Plan provides that the Committee may grant to eligible officers performance-based Awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code ("Section 162(m) Performance-Based Awards"). Options with an exercise price and SARs with a base price not less than fair market value on the date of grant will, generally speaking, be considered as Section 162(m) Performance-Based Awards. Other
Section 162(m) Performance-Based Awards must be based on the performance relative to pre-established goals over performance periods not shorter than one year nor longer than ten years.

     The business criteria on which performance goals will be established include EBIT, EBITDA, EPS, Expense Reduction, Debt to EBITDA, Interest Coverage, Inventory Turns, Net Income, Net Sales, Operating Cash Flow, Pre-Tax Margin, Return on Assets, Return on Capital, Return on Equity, Stock Price Appreciation and Working Capital Improvement. These performance goals are defined and described in more detail in Exhibit A to the Plan. Performance targets with respect to one or more of the criteria may be established as applied to the Company's consolidated operations, or one or more of its subsidiaries or divisions.

     Section 162(m) Performance-Based Awards (other than Options and Stock Appreciation Rights) are earned and payable only if performance meets the specific, pre-established performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

     Grants of Section 162(m) Performance-Based Awards in any calendar year to any participant may not be made with reference to more than 300,000 shares under the 1999 Plan. The proposed 1999 Plan amendment, if approved by shareholders, will increase this limit to 600,000 shares. Before any of the Section 162(m) Performance-Based Awards (other than by exercise of qualifying options or SARs) are paid to a covered officer, the Committee must certify that the performance goals have been satisfied. The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Awards and is expected to reserve "negative" discretion to reduce the number of shares delivered pursuant to payments of Awards below maximum Award limits.

     NON-EMPLOYEE DIRECTOR PROGRAM. In each calendar year during the term of the 1999 Plan there will be granted, automatically as of the date of the annual meeting of shareholders in each such year, a Nonqualified Stock Option to purchase 9,000 shares of Common Stock to each Non-Employee Director who is re-elected as a member of the Board or who continues as a member of the Board. These automatic Option grants to Non-Employee Directors are referred to as the "Non-Employee Director Program."

     The purchase price per share of Common Stock covered by each Option granted under the Non-Employee Director Program will be the fair market value of the Common Stock on the date the option is granted. The 1999 Plan provides that Non-Employee Director Program Options expire on the fifth anniversary of the award date and vest according to the following schedule:

     - the first 25% of the shares covered by an Option become exercisable on the earlier of (1) the first anniversary of the award date or (2) the date immediately preceding the first scheduled Annual Meeting of shareholders first occurring after the award date, and

     - 1/36 of the remaining shares covered by the Option become exercisable each month thereafter.

     Immediately prior to the occurrence of a Change in Control, each option granted under the Non-Employee Director Program will become exercisable in full.

     If a Non-Employee Director's services as a member of the Board terminate, any Option granted under the Non-Employee Director program held by such director which is not then exercisable will terminate (subject to the Committee's discretion to increase the portion of the Award available to the director if the director terminates due to death or total disability). If a Non-Employee Director's services as a member of the Board terminate by reason of death or total disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director's services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such Option's term, whichever period is shorter.

     EFFECT OF TERMINATION OF EMPLOYMENT. Options which have not yet become exercisable will generally lapse upon the date a participant is no longer employed by the Company for any reason. Options which have become exercisable generally must be exercised within three months after such date if the termination of employment was for any reason other than Retirement, Total Disability, death or discharge for cause. In the event a participant is discharged for cause, all Options will lapse immediately upon such termination of employment. If the termination of employment is due to Retirement, Total Disability or death, the options which are exercisable on the date of such termination must generally be exercised within twelve months of the date of such termination. In no event may an Option be exercised after its stated term.

     Stock Appreciation Rights generally have the same termination provisions as the Options to which they relate. Shares subject to Restricted Stock Awards that have not become vested upon the date a participant is no longer employed by the Company for any reason will be forfeited in accordance with the terms of the related award agreements. Shares subject to Performance Share Awards that have not been issued or become issuable upon the date a participant is no longer employed by the Company for any reason shall similarly be forfeited.

     The Committee may increase the portion of a Participant's Award available to the Participant in connection with a Participant's termination of employment (other than termination by the Company for cause).

     ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Unless prior to an Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Event each Option and Stock Appreciation Right will become immediately exercisable, restricted stock will vest, and cash and performance-based awards and stock units will become payable. An Event under the 1999 Plan generally includes (subject to certain exceptions) mergers or consolidations approved by the Company's shareholders, or shareholder approval of a liquidation of the Company or sale of all or substantially all of the Company's assets.

     TERMINATION OF OR CHANGES TO THE 1999 PLAN. The Board may amend or terminate the 1999 Plan at any time. Unless required by applicable law or deemed necessary or advisable by the Board, shareholder approval for an amendment will not be required. Unless previously terminated by the Board, the 1999 Plan will terminate on April 7, 2009. Outstanding Awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

     TRANSFER RESTRICTIONS. Subject to certain limited exceptions contained in
Section 1.7 of the 1999 Plan, Awards under the 1999 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her; any amounts payable or shares issuable pursuant to an Award will be paid only to the recipient or the recipient's beneficiary or representative.

     SECURITIES UNDERLYING AWARDS. The market value of a share of Common Stock as of March 30, 2001 was $27.50 per share. Upon receipt of shareholder approval of the Amendment, the Company plans to register under the Securities Act of 1933, the additional shares of Common Stock made available under the 1999 Plan.

     FEDERAL INCOME TAX CONSEQUENCES. With respect to Nonqualified Stock Options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to Incentive Stock Options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

     The current federal income tax consequences of other Awards authorized under the 1999 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as Nonqualified Stock Options; non-transferable Restricted Stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and Performance Share Awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an Award is accelerated under the 1999 Plan in connection with a change in control (as this term is used in the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain excise taxes may be triggered). Further, if the compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in certain circumstances.

     The above tax summary is based upon federal income tax laws in effect as of April 15, 2001.

SPECIFIC BENEFITS

     For information regarding Options and Restricted Stock Awards granted to executive officers of the Company, see the material under the heading "Executive Compensation and Other Information" on page seven. The number, amount and type of Awards to be received by or allocated to eligible persons in the future under the 1999 Plan cannot be determined at this time. As of the time of mailing this Proxy Statement to shareholders of the Company, the Company is not considering any Awards under the 1999 Plan. If the additional share authority under the proposed 1999 Plan amendment had been available in 2000, the Company expects that the grants would not have been substantially different from those described in the Option Grants in Last Fiscal Year Table on page eight and the Compensation of Directors section on page six.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

     The Board believes that the approval of the amendment to the 1999 Plan will promote the interests of the Company and its shareholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based upon the attainment of corporate objectives and increases in shareholder value.

     Approval of the amendment to the 1999 Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1999 STOCK AWARD PLAN.

     Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page one. All members of the Board are eligible for awards under the 1999 Plan.

                                 OTHER MATTERS

     Management does not know of any other matters to be presented at the Annual Meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment.

     UPON REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 4, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED TO ANY SHAREHOLDER WITHOUT CHARGE BY THE COMPANY. ANY SHAREHOLDER DESIRING A COPY SHOULD WRITE TO THE COMPANY AT THE ADDRESS SET FORTH IN THE COVER PAGE OF THE PROXY STATEMENT, ATTENTION: CARL W. WOMACK, SECRETARY.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received by December 24, 2001 for inclusion in the Company's 2002 Proxy Statement. In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company's Proxy Statement, to be brought before an annual meeting of shareholders. In general, notice must be received by the Secretary of the Company at the Company's principal executive office not less than 15 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting unless less than 25 days notice or prior public disclosure of the date scheduled for the meeting is given or made, in which event notice by the shareholder to be timely must be delivered or received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the scheduled annual meeting was mailed or (ii) the day on which such public disclosure was made. The shareholder's notice to the Secretary of the Company must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, including the names of nominees for election to the Board of Directors, if any, (ii) the name and address, as they appear in the Company's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Company's stock that are beneficially owned by the shareholder on the date of such shareholder notice, and by other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (iv) any financial interest of the shareholder in such proposal. If the presiding officer at the annual meeting determines that a shareholder proposal is not made in accordance with the terms described above, the presiding officer shall so declare at the annual meeting, the proposal shall be deemed by the presiding officer to be improperly before the shareholders and the proposal shall not be acted upon at the annual meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Except as follows, to the Company's knowledge, based solely on its review of copies of reports furnished to the Company and written representations that no other reports were required, during fiscal 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were satisfied. One Form 4 for Julius Jensen III and one Form 4 for Mark Hoffman, each of which disclosed a purchase of shares of the Company's common stock, inadvertently were not filed on a timely basis.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Deloitte & Touche LLP, the independent auditors of the Company, will be in attendance at the Annual Meeting, able to make a statement if he or she so desires, and available to respond to appropriate questions.

                                   APPENDIX A

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.

                            AUDIT COMMITTEE CHARTER

     This charter is adopted by the Audit Committee of the Board of Directors (the "Audit Committee") of Pacific Sunwear of California, Inc., a California corporation on, March 15, 2000. This charter shall be reviewed, reassessed and approved annually by the Audit Committee of the Board of Directors and the Board of Directors.

ROLE AND INDEPENDENCE

     The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the Board. In discharging its role, the committee is empowered to investigate any matter brought to its attention.

     The membership of the Audit Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of NASDAQ. The Board of Directors or the Audit Committee shall appoint one member of the Audit Committee as chairperson, who shall be responsible for leadership of the committee.

RESPONSIBILITIES

     The Audit Committee's primary responsibilities include:

     - Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence and recommend to the Board any actions necessary to oversee the auditor's independence.

     - Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process and receiving and reviewing audit reports.

     - Providing guidance and oversight to the internal audit activities of the corporation.

     - Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the Board as to the inclusion of the company's audited financial statements in the company's annual report on Form 10-K.

     - Discussing with management, the internal auditors and the external auditors the quality and adequacy of the company's internal controls.

     - Discussing with management the status of taxation matters as may be appropriate.

     - Reporting Audit Committee activities to the full Board and issuing annually (commencing in 2001) a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

                       PACIFIC SUNWEAR OF CALIFORNIA, INC.

                              1999 STOCK AWARD PLAN

        (Composite Plan Document Reflecting June 8, 1999 Stock Split and
                               Amendment 2001-I)

                                                                                                                        PAGE
                                                                                                                        ----
I.         THE PLAN.......................................................................................................1

           1.1       Purpose..............................................................................................1

           1.2       Administration.......................................................................................1

           1.3       Participation........................................................................................2

           1.4       Stock Subject to the Plan............................................................................3

           1.5       Grant of Awards......................................................................................3

           1.6       Exercise of Awards...................................................................................3

           1.7       No Transferability; Limited Exception to Transfer Restrictions.......................................4

II.        OPTIONS........................................................................................................5

           2.1       Grants...............................................................................................5

           2.2       Option Price.........................................................................................5

           2.3       Option Period........................................................................................5

           2.4       Exercise of Options..................................................................................5

           2.5       Limitations on Grant of Incentive Stock Options......................................................6

           2.6       Non-Employee Director Awards.........................................................................6

           2.7       Options and Rights in Substitution for Stock Options Granted by Other Corporations...................8

           2.8       Adjustments, No Repricing Without Prior Shareholder Approval.........................................8

III.       STOCK APPRECIATION RIGHTS......................................................................................8

           3.1       Grants...............................................................................................8

           3.2       Exercise of Stock Appreciation Rights................................................................9

           3.3       Payment..............................................................................................9

IV.        RESTRICTED STOCK AWARDS.......................................................................................10

           4.1       Grants..............................................................................................10

           4.2       Restrictions........................................................................................10

           4.3       Return to the Corporation...........................................................................10

V.         PERFORMANCE SHARE AWARDS......................................................................................11

           5.1       Grants..............................................................................................11

           5.2       Special Performance-Based Share Awards..............................................................11

VI.        OTHER PROVISIONS..............................................................................................12

                                TABLE OF CONTENTS

                                   (CONTINUED)



                                                                                                                        PAGE
           6.1       Rights of Eligible Employees, Participants and Beneficiaries........................................12

           6.2       Adjustments Upon Changes in Capitalization..........................................................13

           6.3       Termination of Employment...........................................................................14

           6.4       Acceleration of Awards..............................................................................15

           6.5       Government Regulations..............................................................................15

           6.6       Tax Withholding.....................................................................................16

           6.7       Amendment, Termination and Suspension...............................................................16

           6.8       Privileges of Stock Ownership; Nondistributive Intent...............................................17

           6.9       Effective Date of the Plan..........................................................................17

           6.10      Term of the Plan....................................................................................17

           6.11      Governing Law.......................................................................................18

           6.12      Plan Construction...................................................................................18

           6.13      Captions............................................................................................18

           6.14      Non-Exclusivity of Plan.............................................................................18

           6.15      No Corporate Action Restriction.....................................................................18

           6.16      Other Company Benefit and Compensation Program......................................................19

VII.       DEFINITIONS...................................................................................................19

           7.1       Definitions.........................................................................................19

                       PACIFIC SUNWEAR OF CALIFORNIA, INC.
                              1999 STOCK AWARD PLAN


        (Composite Plan Document Reflecting June 8, 1999 Stock Split and
                               Amendment 2001-I*)


I.      THE PLAN.

1.1     Purpose.

        The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. The purpose of this Plan is also to attract, motivate and retain experienced and knowledgeable independent directors through the Option grants provided under Section 2.6.

1.2     Administration.

        (a) This Plan shall be administered and all Awards (other than those under Section 2.6) shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

        (b) Subject to the express provisions of this Plan, the Committee shall have the authority:

                (i) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

                (ii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

                (iii) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

* Amendment 2001-I is subject to stockholder approval.

                (iv) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.7;

                (v) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards; and

                (vi) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Section 2.6 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating.

        (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

        (d) Subject to the requirements of Section 7.1, the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

        (e) In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

        1.3 Participation.

        Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

        1.4 Stock Subject to the Plan.

        (a) Subject to Section 6.2, the stock to be offered under this Plan shall be shares of the Company's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards (including Incentive Stock Options) granted under this Plan shall not exceed 3,200,000 shares, subject to adjustment as set forth in Section 6.2. In no event shall more than 600,000 shares of Common Stock (subject to adjustment under Section 6.2) be available for Awards issued (or reissued) under this Plan as time-based Restricted Stock for nominal or no consideration other than the par value thereof. This limit on Restricted Stock does not apply to shares issued principally for past services, in respect of compensation earned but deferred, or as Performance-Based Awards under Section 5.2. The aggregate number of shares of Common Stock subject to Awards that may be granted to any employee in any twelve month period may not exceed 600,000, subject to adjustment as set forth in Section 6.2.

        (b) No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus
(iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the share limit set forth in Section 1.4(a). Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan.

        1.5 Grant of Awards.

        Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in
Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. The grant of an Award is made on the Award Date.

        1.6 Exercise of Awards.

        An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

        1.7 No Transferability; Limited Exception to Transfer Restrictions.

        (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

        (b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing or Section 1.7(c), Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

        (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.7(a) shall not apply to:

                (i) transfers to the Company,

                (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

                (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

                (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

II.     OPTIONS.

        2.1 Grants.

        One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.

        2.2 Option Price.

        (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but shall not be less than 100% (110% in the case of an Incentive Stock Option grant to a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by means other than cash or check, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

        (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section
6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

        2.3 Option Period.

        Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

        2.4 Exercise of Options.

        Except as otherwise provided in Section 6.3 and 6.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable for at least six months after the Award Date, except in the case of death or Total Disability. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

        2.5 Limitations on Grant of Incentive Stock Options.

        (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.6 Non-Employee Director Awards.

        (a) Participation. Awards under this Section 2.6 shall be made only to Non-Employee Directors.

        (b) Option Grants. Effective on the day after the Company's 1999 annual meeting, as and when any person who is not then an officer or employee of the Company shall become a director of the Company, there shall be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the grant or award date of which shall be the date such person takes office) to such person to purchase 9,000 shares of Common Stock.

        (c) Subsequent Annual Options. In each calendar year during the term of the Plan, commencing with the 2000 annual meeting, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 9,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Company or who continues as a director (the grant or award date of which shall be the date of the annual meeting of shareholders in each such year).

        (d) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

        (e) Option Period. Each Option granted under this Section 2.6 and all rights or obligations thereunder shall expire on the fifth anniversary of the Award Date and shall be subject to earlier termination as provided below.

        (f) Exercise of Options. Except as otherwise provided in Sections 2.6(g) and 2.6(h), each Option granted under this Section 2.6 shall become exercisable
(i) as to one-quarter of the covered shares on the earlier of (A) the first anniversary of the Award Date, or (B) the day immediately preceding the first regularly scheduled Annual Meeting of shareholders first occurring after the Award Date; and (ii) as to an additional 1/48th of the covered shares in each of the 36 months thereafter (using the Award Date as the date of monthly vesting).

        (g) Termination of Directorship. If a Non-Employee Director Participant's services as a member of the Board terminate, each Option granted pursuant to Section 2.6(b) or (c) hereof held by such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such Option's term, whichever period is shorter.

        (h) Acceleration Upon an Event. Immediately prior to the occurrence of an Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under Section 2.6(b) or (c) hereof shall become exercisable in full.

        (i) Adjustments. The specific numbers of shares stated in the foregoing provisions of Section 2.6(b) and (c) hereof and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan; provided, however, that the specific number of shares stated in
Section 2.6(b) and in Section 2.6(c) shall not be adjusted, unless such adjustment is approved by the Board, in connection with a split or reverse split of the Common Stock.

        2.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations.

        Options and Stock Appreciation Rights may be granted to Eligible Employees under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

        2.8 Adjustments, No Repricing Without Prior Shareholder Approval.

        Subject to Section 1.4 and Section 6.7 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or repurchase price (except as set forth below), vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award (except as set forth below), provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Notwithstanding the foregoing, in no case shall the per share exercise price of any Option or related Stock Appreciation Right be reduced (by amendment, substitution, cancellation and regrant or other means) without stockholder approval to a price less than the Fair Market Value of a share of Common Stock on the related Award Date.

III.    STOCK APPRECIATION RIGHTS.

        3.1 Grants.

        In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

        3.2 Exercise of Stock Appreciation Rights.

        (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

        (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

        (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

        (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

        3.3 Payment.

        (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

                (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

        (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

        (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

IV.     RESTRICTED STOCK AWARDS.

        4.1 Grants.

        Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

        4.2 Restrictions.

        (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

        (b) Unless otherwise provided in the applicable Award Agreement, Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

        (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

        4.3 Return to the Corporation.

        Unless the Committee otherwise expressly provides, shares of Restricted Stock that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

V.      PERFORMANCE SHARE AWARDS.

        5.1 Grants.

        The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six months after the Award Date.

        5.2 Special Performance-Based Share Awards.

        Without limiting the generality of the foregoing, and in addition to options granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, or other rights, the vesting or payment of which depends on the degree of achievement of the Performance Goals relative to pre-established targeted levels for the Company and/or one or more of its Subsidiaries or divisions, may be granted under this Plan. An award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

        (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Company.

        (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be pre-established and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

        (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares which may be delivered pursuant to awards that are granted as Performance-Based Awards under this
Section 5.2 to any Participant in any calendar year shall not exceed 600,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code.

        (d) Committee Certification. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied;

provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a change in control event in accordance with Section 162(m) of the Code and Section 6.2.

        (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

        (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

VI.     OTHER PROVISIONS.

        6.1 Rights of Eligible Employees, Participants and Beneficiaries.

        (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to any Eligible Employee generally.

        (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

        (c) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        6.2 Adjustments Upon Changes in Capitalization.

        (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards or Performance-Based Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

        (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan and outstanding Awards shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

        (c) In adjusting Awards to reflect the changes described in this Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

        (d) In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

        6.3 Termination of Employment.

        (a) If the Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, three months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

        (b) If the Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 12 months (or, in the case of Incentive Stock Options where the Participant terminates as a result of Retirement, three months) or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

        (c) If the Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the 12 month period (or, in the case of Incentive Stock Options where the Participant has terminated as a result of Retirement, three month period) referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 12 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

        (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

        (e) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award or Performance-Based Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

        (f) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

        (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

        (h) Upon forfeiture of a Restricted Stock Award pursuant to this Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

        6.4 Acceleration of Awards.

        Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award or Performance-Based Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation and Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

        6.5 Government Regulations.

        This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Company, nor cash payments made by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

        6.6 Tax Withholding.

        (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award or Performance-Based Award, the Company shall have the right to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

        (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

        6.7 Amendment, Termination and Suspension.

        (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

        (b) To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

        (c) Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

        (d) No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.7.

        6.8 Privileges of Stock Ownership; Nondistributive Intent.

        A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Company that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Company may be listed).

        6.9 Effective Date of the Plan.

        This Plan shall be effective upon its approval by the Board (the "Effective Date"), subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

        6.10 Term of the Plan.

        Unless previously terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Plan's termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

        6.11 Governing Law.

        This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

        6.12 Plan Construction.

        (a) Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 promulgated thereunder so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

        (b) Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

        6.13 Captions.

        Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        6.14 Non-Exclusivity of Plan.

        Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

        6.15 No Corporate Action Restriction.

        The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

        6.16 Other Company Benefit and Compensation Program.

        Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

VII.    DEFINITIONS.

        7.1 Definitions.

        (a) "Award" means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, Performance Share Award or Performance-Based Award, in each case granted under this Plan.

        (b) "Award Agreement" means a written agreement setting forth the terms of an Award.

        (c) "Award Date" means the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such
Section 2.6.

        (d) "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

        (e) "Board" means the Board of Directors of the Company.

        (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (g) "Commission" means the Securities and Exchange Commission.

        (h) "Committee" means the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any transaction at a time when the affected Participant may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code and (ii) in respect of any transaction at a time when the affected Participant may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

        (i) "Common Stock" means the Common Stock of the Company.

        (j) "Company" means Pacific Sunwear of California, Inc., a California corporation, and its successors.

        (k) "Eligible Employee" means an officer or key employee of the Company and consultants to the Company whether or not such consultants are employees.

        (l) "Event" means any of the following:

                (i) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

                (ii) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

                (iii) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

        (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n) "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

        (o) "Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

        (p) "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company.

        (q) "Non-Employee Director Participant" means a Non-Employee Director who has been granted an Option under Section 2.6.

        (r) "Nonqualified Stock Option" means an option which is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

        (s) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

        (t) "Participant" means an Eligible Employee who has been granted an Award and a Non-Employee Director who has received an Option under Section 2.6.

        (u) "Performance Goal" means any one or more of the criteria set forth on Exhibit A hereto.

        (v) "Performance-Based Awards" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

        (w) "Performance Share Award" means an award of shares of Common Stock under Section 5.1, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

        (x) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

        (y) "Plan" means the Pacific Sunwear of California, Inc. 1999 Stock Award Plan, as it may be amended from time to time.

        (z) "QDRO" shall mean an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

        (aa) "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

        (bb) "Restricted Stock Award" means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

        (cc) "Retirement" means retirement from employment by or providing services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

        (dd) "Securities Act" means the Securities Act of 1933, as amended.

        (ee) "Stock Appreciation Right" means a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3(a).

        (ff) "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        (gg) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and, in the case of Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                    EXHIBIT A

                                PERFORMANCE GOALS


        The Performance Targets shall mean any one or a combination of the following.

        EBIT. "EBIT" means Net Income before interest expense and taxes.

        EBITDA. "EBITDA" means Net Income before interest expense, taxes, depreciation and amortization.

        EPS. "EPS" means Net Income divided by the weighted average number of common shares outstanding. Unless otherwise provided by the Committee in the related Award Agreement, common shares outstanding shall be adjusted to include the dilutive effect of stock options, restricted stock and other dilutive financial instruments.

        EXPENSE REDUCTION. "Expense Reduction" means reduction in actual expense or an improvement in the expense to Net Sales ratio compared to a target or prior year actual expense to Sales ratio.

        DEBT TO EBITDA. "Debt to EBITDA" means the ratio of debt to EBITDA.

        INTEREST COVERAGE. "Interest Coverage" means the ratio of EBITDA to interest expense.

        INVENTORY TURNS. "Inventory Turns" means the ratio of total cost of goods sold on a historical basis to average net inventory.

        NET INCOME. "Net Income" means the difference between total Net Sales and total costs and expenses, including income taxes.

        NET SALES. "Net Sales" means net sales.

        OPERATING CASH FLOW. "Operating Cash Flow" means the net cash provided by operating activities less net cash used by operations and investing activities as shown on the statement of cash flows.

        PRE-TAX MARGIN. "Pre-Tax Margin" means the ratio of earnings before income taxes to Net Sales.

        RETURN ON ASSETS. "Return on Assets" means the ratio of Net Income to total average assets including goodwill.

        RETURN ON CAPITAL. "Return on Capital" means the ratio of Net Income to average total capital. Total capital includes working capital, and other long term assets such as PP&E, goodwill and intangibles, and leased assets. Unless otherwise provided by the Committee in the related Award Agreement, cash, deferred tax assets and debt shall not be included in capital for calculation purposes.

        RETURN ON EQUITY. "Return on Equity" means Net Income divided by average total equity.

        STOCK PRICE APPRECIATION. "Stock Price Appreciation" means an increase, or an average annualized increase, in the stock price or market value of the Common Stock of the Company after the date of grant of an Award or above a specified price.

        WORKING CAPITAL IMPROVEMENT. "Working Capital Improvement" means the net change in current assets less current liabilities over the applicable period or the reduction in the current ratio (current assets divided by current liabilities), excluding changes in cash and cash equivalents, and current and deferred income taxes.

                      PACIFIC SUNWEAR OF CALIFORNIA, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR ANNUAL MEETING, MAY 30, 2001

    The undersigned, a shareholder of PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Report to Shareholders for the year ended February 4, 2001; and, revoking any proxy previously given, hereby constitutes and appoints Greg H. Weaver and Carl W. Womack, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the principal executive offices of the Company located at 5200 E. La Palma Avenue, Anaheim, California 92807 on Wednesday, May 30, 2001 at 9:00 a.m. local time, and at any adjournment thereof, on all matters coming before said meeting.

    The Board of Directors recommends a vote FOR Item 1

    1. Election of directors:  Greg H. Weaver
                  Julius Jensen III
                  Pearson C. Cummin III
                  Peter L. Harris
                  Sally Frame Kasaks

    For all nominees [ ] Withhold authority to vote for all nominees [ ]

(AUTHORITY TO VOTE FOR ANY NOMINEE NAMED MAY BE WITHHELD BY LINING THROUGH THAT
                                NOMINEE'S NAME.)

    The Board of Directors recommends a vote FOR Item 2

    2. Approval of an amendment to the Company's 1999 Stock Award Plan which increases the number of shares authorized to be issued under the Plan by an additional 2,000,000 shares and increases certain other share limits under the Plan.

    For the amendment [ ]  Against the amendment [ ]  Abstain [ ]

                   (continued and to be signed on other side)

    3. In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

                                                     Dated , 2001

                                                     Dated , 2001

                                                      Signature of Shareholder

                                                      Signature of Shareholder

                                                     This Proxy must be signed
                                                     exactly as your name
                                                     appears hereon. Executors,
                                                     administrators, trustees,
                                                     etc., should give full
                                                     title, as such. If the
                                                     shareholder is a
                                                     corporation, a duly
                                                     authorized officer should
                                                     sign on behalf of the
                                                     corporation and should
                                                     indicate his or her title.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.